FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 26, 2002
                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series
1999-1, on August 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.30) August 26, 2002 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   September 15, 2002                        By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.30)           August 26, 2002 - Information on
                       Distribution to Certificateholders




              August 26, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.30
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1









                Principal Amt.
                 Outstanding                                                                          Ending
 Certificate       Prior to       Interest        Interest      Principal           Total          Certificate
    Class        Distribution       Rate        Distribution   Distribution      Distribution         Balance
     IA1     $76,215,756.65       5.12787%     $325,463.46   $1,928,088.67     $2,253,552.13     $74,287,667.97
    IAIO                  0       0.92000%       58,391.96            0.00         58,391.96               0.00
     IB1       4,832,445.21       6.04787%       24,338.28       11,843.97         36,182.25       4,820,601.25
     IB2         999,839.16       6.04787%        5,035.62        2,450.53          7,486.15         997,388.63
     IB3         749,855.64       6.04787%        3,776.60        1,837.84          5,614.44         748,017.80
     IB4         333,311.36       6.04787%        1,678.70          816.92          2,495.62         332,494.43
     IB5         249,888.61       6.04787%        1,258.55          612.46          1,871.01         249,276.15
     IB6         578,245.62       6.04787%        2,912.30        1,417.24          4,329.54         576,828.39
    IIA1      25,589,572.06       7.13084%      151,958.11    2,419,611.88      2,571,569.99      23,169,960.18
    IIB1       2,129,803.87       7.13084%       12,647.38       91,774.16        104,421.54       2,038,029.70
    IIB2       1,314,150.13       7.13084%        7,803.80       56,627.29         64,431.09       1,257,522.83
    IIB3         679,686.66       7.13084%        4,036.17       29,287.99         33,324.16         650,398.67
    IIB4         407,826.87       7.13084%        2,421.80       17,573.43         19,995.23         390,253.44
    IIB5         135,967.08       7.13084%          807.42        5,858.88          6,666.30         130,108.20
    IIB6         317,240.93       7.13084%        1,883.87       13,670.05         15,553.92         303,570.88
   IIIA1      46,393,127.75       7.04533%      272,191.92    3,769,463.78      4,041,655.70      42,623,663.96
   IIIB1       3,556,825.22       7.04533%       20,868.15      134,584.67        155,452.82       3,422,240.55
   IIIB2       1,778,456.46       7.04533%       10,434.33       67,293.99         77,728.32       1,711,162.46
   IIIB3         790,395.86       7.04533%        4,637.31       29,907.34         34,544.65         760,488.52
   IIIB4         461,013.10       7.04533%        2,704.80       17,444.01         20,148.81         443,569.09
   IIIB5         197,664.74       7.04533%        1,159.71        7,479.32          8,639.03         190,185.41
   IIIB6         461,093.62       7.04533%        2,705.27       17,447.06         20,152.33         443,646.56
      RI                  0       6.04787%            0.00            0.00              0.00               0.00
     RII                  0       6.04787%            0.00            0.00              0.00               0.00

            $168,172,166.60                     $919,115.51  $8,625,091.48     $9,544,206.99    $ 159,547,075.07
